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                                                                       EXHIBIT N


                         CONSENT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
New America High Income Fund, Inc.:


We consent to the use of our report dated January 31, 2003, incorporated by reference herein, and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS", "SENIOR SECURITIES", "INDEPENDENT PUBLIC ACCOUNTANTS", "EXPERTS", and "FINANCIAL STATEMENTS" in the Prospectus.


                                                 /s/ KPMG LLP


Boston, Massachusetts
July 16, 2003